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                                                                    Exhibit 23.4







The Board of Directors
Mellon Bank Corporation



We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Expert" in this Registration
Statement on Form S-4.


                                               /s/ KMPG Peat Marwick LLP
                                               KPMG PEAT MARWICK LLP



Pittsburgh, Pennsylvania
May 28, 1997